                                 Exhibit 10.45

List of Vice Presidents who have executed an Officer Severance Agreement:

Morris L. Berger                         VP, Human Resources
Karen Brobeck                            VP, Client Services
Roger R. Fischer                         VP, Information Services
Michael F. Patton                        VP, Marketing